                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2006
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                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                   0-23970                    77-0216135
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)              Identification No.)

                2 Huntington Quadrangle, Melville, New York 11747
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 631-777-5188
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition

         On July 27, 2006, the Company issued a press release announcing its results of operations for the fiscal quarter ended June 30, 2006.

         The text of a press release issued by the Company is furnished as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

(c) Exhibits

                  Exhibit Number    Description
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                  99.1              Press release of the Company dated July 27, 2006.

                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FALCONSTOR SOFTWARE, INC.

Dated: July 27, 2006                      By: /s/ James Weber
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                                              Name:  James Weber
                                              Title: Chief Financial Officer and
                                                     Vice President

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